SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C. 20549
                                        ______________________


                                                FORM 8-K

                                              CURRENT REPORT
                                     Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934


              Date of report (Date of earliest event reported)   May 16, 1999
                                                                 ____________


                            GLOBAL CROSSING HOLDINGS LTD.
             ________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


          Bermuda                    333-61457                 98-0186828
 ____________________________        ___________            ___________________
 (State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)


              Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
______________________________________________________________________________
 (Address of Principal Executive Offices)                      (Zip Code)


      Registrant's telephone number, including area code   (441) 296-8600
                                                           ______________

                                NOT APPLICABLE
______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

 Item 5.   Other Events.

     As previously announced, on May 16, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing"), and U S WEST, Inc., a Delaware corporation ("U S WEST"), entered into an Agreement and Plan of Merger, dated as of May 16, 1999 (the "Merger Agreement"). A copy of a Q&A presentation, dated May 25, 1999, relating to the transactions contemplated by the Merger Agreement (the "Q&A Presentation") is attached hereto as Exhibit 99 and is incorporated herein by reference.


 Item 7. Exhibits.

        The following exhibit is filed as part of this Current Report on Form 8-K:

 Exhibit Number                                Exhibit
 ----------------                              --------

     99               Q&A Presentation, dated May 25, 1999



                                SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GLOBAL CROSSING HOLDINGS LTD.
                                         (Registrant)

                                    /s/  Douglas Molyneux
                                    ____________________________
                                    Douglas Molyneux
                                    Secretary

 Date:  May 26, 1999


                         EXHIBIT INDEX



 Exhibit No.           Description
 -----------           -------------

    99                 Q&A Presentation, dated May 25, 1999